SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    October 19, 2004

FSI International, Inc.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction) of incorporation	0-17276 (Commission File Number)	41-1223238 (IRS Employer Identification No.)

3455 Lyman Boulevard Chaska, Minnesota (Address of principal executive offices)		55318 (Zip Code)

Registrant’s telephone number, including area code  (952) 448-5440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
Form of Incentive Stock Option Agreement
Form of Incentive Stock Option Agreement for Outside Directors
Press Release

Item 2.02.  Results of Operations and Financial Condition.

     On October 19, 2004, FSI International, Inc. issued a press release, a copy of which is being furnished as an exhibit to this report and is incorporated herein by reference.

     On October 19, 2004, we discussed in a web-cast conference call the following:

     Sales Revenues

•	Sales for our surface conditioning products represented nearly 90 percent of our total sales in the fourth quarter of 2004 as compared to 85 percent for the comparable period in fiscal 2003.

•	Sales for our surface conditioning products represented 71 percent of our total sales in fiscal 2004 as compared to 67 percent in the prior year.

•	POLARIS® Systems and Services contributed $33 million, or 29 percent, of our fiscal 2004 revenue.

•	For fiscal 2004, only one customer represented more than ten percent of our total sales, with the top five customers representing 46 percent of our total sales.

      Orders (Our customers can cancel or delay orders; therefore orders are not indicative of shipments or revenues in future periods.)

•	Fiscal 2004 orders increased 33 percent to $107 million as compared to $80 million in the prior year.

•	Orders for our surface conditioning products represented 82 percent of our total orders for fiscal 2004.

•	International customers represented approximately 65 percent of our total orders in the fourth quarter of fiscal 2004 as compared to 36 percent in the prior year comparable period and 56 percent in the third quarter of fiscal 2004.

•	For fiscal 2004, international customers accounted for approximately 60 percent of our total orders.

•	In fiscal 2004, orders from customers in Asia represented 35 percent of our total orders as compared to 11 percent in the prior year.

•	Approximately 80 percent of our surface conditioning orders in the fourth quarter of fiscal 2004 were from international customers as compared to 62 percent of orders in the prior year comparable period.

•	Approximately 66 percent of our total surface conditioning orders in fiscal 2004 were from international customers, with orders from customers in Asia representing 43 percent of total surface conditioning orders.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 10.2	Form of Incentive Stock Option Agreement for the FSI International, Inc. 1997 Omnibus Stock Plan, as amended.

Exhibit 10.3	Form of Incentive Stock Option Agreement for Outside Directors for the FSI International, Inc. 1997 Omnibus Stock Plan, as amended.

                  The following exhibit is being furnished pursuant to Item 2.02 “Results of Operations and Financial Condition”
                  of this Form 8-K:

Exhibit 99	Press Release dated October 19, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FSI INTERNATIONAL, INC.
By	/s/ Patricia M. Hollister
Patricia M. Hollister
Chief Financial Officer

Date: October 20, 2004

Exhibit Index

Exhibit	Description

Exhibit 10.2	Form of Incentive Stock Option Agreement for the FSI International, Inc. 1997 Omnibus Stock Plan, as amended.

Exhibit 10.3	Form of Incentive Stock Option Agreement for Outside Directors for the FSI International, Inc. 1997 Omnibus Stock Plan, as amended.

99	Press release dated October 19, 2004